UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2019

FLEX LTD.

(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Changi South Lane, Singapore	486123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6876-9899

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, No Par Value	FLEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01 Other Events.

Offering of 4.875% Notes Due 2029

On October 31, 2019, Flex Ltd. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to sell and the Underwriters agreed to purchase, subject to and upon the terms and conditions set forth therein, $200,000,000 aggregate principal amount of its 4.875% Notes due 2029 (the “Notes”). The Notes constitute a further issuance of, and will be consolidated and form a single series with, the $450,000,000 aggregate principal amount of 4.875% Notes due 2029 issued by the Company on June 6, 2019. The offer and sale of the Notes was registered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-222773), filed with the Securities and Exchange Commission (the “Commission”) on January 30, 2018. A prospectus supplement relating to the offer and sale of the Notes was filed with the Commission on November 1, 2019. The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the respective Underwriters against certain liabilities arising out of or in connection with sale of the Notes and for customary contribution provisions in respect of those liabilities. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On November 7, 2019, the Company closed its sale of the Notes. The Notes were issued under an Indenture, dated as of June 6, 2019 (the “Base Indenture”) between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of June 6, 2019 between the Company and the Trustee (the “First Supplemental Indenture”), as further supplemented by the Second Supplemental Indenture, dated as of November 7, 2019 between the Company and the Trustee (the “Second Supplemental Indenture”). The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Base Indenture and the First Supplemental Indenture which are incorporated by reference as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K, the Second Supplemental Indenture, which is filed as Exhibit 4.3 to this Current Report on Form 8-K and the Notes, the form of which is filed as Exhibit 4.4 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit

1.1	Underwriting Agreement, dated as of October 31, 2019, by and among the Company and J.P. Morgan Securities LLC, Citigroup Global Markets Inc., and U.S. Bancorp Investments, Inc., as representatives of the underwriters named therein

4.1	Indenture, dated as of June 6, 2019, by and between the Company and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on June 6, 2019) (SEC File No. 000-23354)

4.2	First Supplemental Indenture, dated as of June 6, 2019, by and between the Company and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed with the Commission on June 6, 2019) (SEC File No. 000-23354)

4.3	Second Supplemental Indenture, dated as of November 7, 2019, by and between the Company and U.S. Bank National Association, as trustee

4.4	Form of 4.875% Global Note due 2029 (included in Exhibit 4.3)

5.1	Opinion of Allen & Gledhill LLP

5.2	Opinion of Venable LLP

23.1	Consent of Allen & Gledhill LLP (included in Exhibit 5.1)

23.2	Consent of Venable LLP (included in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flex Ltd.

Date: November 7, 2019	By:	/s/ Christopher Collier
		Name:	Christopher Collier
		Title:	Chief Financial Officer

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